Statements of Cash Flows (Quarterly) (Quarterly Member, USD $)	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
OPERATING ACTIVITIES
Net loss	$ (79,995)	$ (42,946)
Changes in operating assets and liabilities:
Accounts receivable	(3)
Accounts payable and accrued expenses	27,409	(22,223)
Accrued Salaries - Related Parties	47,250	57,000
Accrued Interest	(2)
Net cash (used) by operating activities	(5,341)	(8,169)
FINANCING ACTIVITIES
Advances on lines of credit	1,702	8,530
Payments on note payable	(222)	(360)
Advances - member/shareholder loan	2,580	19
Net cash provided by financing activities	4,060	8,189
NET INCREASE (DECREASE) IN CASH	(1,281)	20
CASH
Beginning of year	1,513	207
End of year	232	227
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid
Interest paid	137	153
NON-CASH ACTIVITY
Deemed Dividend